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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
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                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  April 13, 1995
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                                 EKCO GROUP, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                          1-7484                   11-2167167
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(State or other                  (Commission               (I.R.S. Employer
jurisdiction of                  File Number)             Identification
incorporation)                                            No.)


              98 Spit Brook Road, Nashua, New Hampshire   03062
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              (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (603) 888-1212
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Item 5.  Other Events.
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         On April 13, 1995, the registrant issued a press release in which it announced that it had entered into a bank credit agreement with a group of lenders. The credit facility provides an aggregate of $75 million in credit lines to the registrant and its subsidiaries, of which $38 million will be used to retire existing bank debt with shorter maturities and the remaining $37 million will be available for general corporate purposes, including working capital, letters of credit and acquisitions. For further information regarding the bank credit facility, reference is made to the press release, attached hereto as an exhibit.



Item 7.  Financial Statements and Exhibits.
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(c)      Exhibit
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         28    Press Release dated April 13, 1995.




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                                   SIGNATURES




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           EKCO GROUP, INC.
                                           -------------------------
                                           (Registrant)



Date:  April 14, 1995                      /S/ LINDA R. MILLMAN
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                                           Linda R. Millman
                                           Associate General Counsel





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                                 EXHIBIT INDEX
                         TO THE EXHIBIT FILED HEREWITH




Exhibit
Number           Exhibit Description
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 28              Press Release dated April 13, 1995.